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THE PAYDEN & RYGEL INVESTMENT GROUP




                SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 28, 2002


        ON JUNE 11, 2002, THE BOARD OF TRUSTEES AUTHORIZED THE CLOSURE AND LIQUIDATION OF THE PAYDEN WORLD TARGET TWENTY FUND. THE FUND WAS SUBSEQUENTLY CLOSED ON JUNE 21, 2002.


             THE DATE OF THIS PROSPECTUS SUPPLEMENT IS JUNE 25, 2002

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THE PAYDEN & RYGEL INVESTMENT GROUP


             SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED
                               FEBRUARY 28, 2002



EFFECTIVE JUNE 24, 2002, UNDER THE SECTION ENTITLED "OPTIONS AND FUTURES CONTRACTS," SUBSECTION ENTITLED "LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS" (STATEMENT OF ADDITIONAL INFORMATION, PAGE 22), THE FIRST PARAGRAPH OF THE SUBSECTION IS DELETED IN ITS ENTIRETY AND IS REPLACED BY THE FOLLOWING
PARAGRAPH:

        "EACH FUND GENERALLY EXPECTS TO ENTER INTO FUTURES CONTRACTS OR FUTURES OPTIONS CONTRACTS FOR BONA FIDE HEDGING PURPOSES WITHIN THE MEANING AND INTENT OF SECTION 1.3(z)(1) OF THE REGULATIONS ISSUED PURSUANT TO THE COMMODITY EXCHANGE ACT. HOWEVER, A FUND MAY ENTER INTO FUTURES CONTRACTS OR FUTURES OPTIONS CONTRACTS THAT DO NOT COME WITHIN THE MEANING AND INTENT OF SECTION 1.3(z)(1) IF, IMMEDIATELY AFTER ENTERING INTO SUCH CONTRACTS, THE AGGREGATE INITIAL MARGIN DEPOSITS RELATING TO SUCH POSITIONS PLUS PREMIUMS PAID BY IT FOR OPEN FUTURES OPTION POSITIONS, LESS THE AMOUNT BY WHICH ANY SUCH OPTIONS ARE "IN-THE-MONEY," DO NOT EXCEED 5% OF THE FUND'S TOTAL ASSETS. A CALL OPTION IS "IN-THE-MONEY" IF THE VALUE OF THE FUTURES CONTRACT THAT IS THE SUBJECT OF THE OPTION EXCEEDS THE EXERCISE PRICE. A PUT OPTION IS "IN-THE-MONEY" IF THE EXERCISE PRICE EXCEEDS THE VALUE OF THE FUTURES CONTRACT THAT IS THE SUBJECT OF THE OPTION."



    THE DATE OF THIS SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION IS
                                 JUNE 25, 2002